Commitments and Contingencies	12 Months Ended
Mar. 28, 2026
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
15.	Commitments and Contingencies:
The Company and its subsidiaries, in the normal course of business, become involved from time to time in litigation and are subject to claims. While the final outcome with respect to claims and legal proceedings pending at March 28, 2026 cannot be predicted with certainty, management believes that adequate provisions have been recorded in the accounts where required and that the financial impact, if any, from claims related to normal business activities will not be material.
As of March 28, 2026, the Company has a contractual obligation with a vendor related to inventory purchase commitments of €2.5 million (approximately $4.0 million in Canadian dollars) for the period from January 1 to December 31, 2026.